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                                  LAW OFFICES
                          Drinker Biddle & Reath LLP
                             1345 Chestnut Street
                          Philadelphia, PA 19107-3496
                           Telephone: (215) 988-2700
                              Fax: (215) 988-2757

                               December 30, 1997


The Glenmede Fund, Inc.
One South Street
Baltimore, MD 21202


         Re: Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File Nos. 33-22884
                  and 811-5577)
                  ---------------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel to The Glenmede Fund, Inc. (the "Company") in connection with the preparation and filing with the Securities and Exchange Commission of Post-Effective Amendment No. 25 (the "Amendment") to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended.

         The Company is authorized to issue two billion, five hundred million (2,500,000,000) shares of common stock (the "Shares"), with a par value of $0.001 per share. The Board of Directors of the Company has the power to designate one or more classes ("Portfolios") of Shares and to designate separate classes of Shares within the same Portfolio. The Board of Directors have previously authorized the issuance of Shares to the public. Currently, the Company is offering Shares of ten Portfolios as follows:

                                                         Number of Shares of
   Name of Class                                      Common Stock Allocated
   -------------                                      ----------------------


   Government Cash Portfolio.........................        700,000,000
   Tax-Exempt Cash Portfolio.........................        500,000,000
   Core Fixed Income Portfolio.......................        250,000,000
   International Portfolio...........................        225,000,000
   Equity Portfolio..................................        125,000,000
   Small Capitalization Equity Portfolio-
     Advisor Shares..................................        200,000,000
     Institutional Shares............................        100,000,000




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The Glenmede Fund, Inc.
December 30, 1997
Page 2

                                                         Number of Shares of
   Name of Class                                      Common Stock Allocated
   -------------                                      ----------------------


   Government Cash Portfolio...........................     700,000,000
   Institutional International Portfolio-
      Institutional Shares.............................     145,000,000
      Flag Investors Series Class A Shares.............       5,000,000
   Large Cap Value Portfolio...........................     125,000,000
   Emerging Markets Portfolio..........................      50,000,000
   Global Equity Portfolio.............................      25,000,000
   Unclassified........................................      50,000,000
                                                            -----------


            Total......................................   2,500,000,000



         We have reviewed the Company's Certificate of Incorporation, By-Laws, resolutions of its Board of Directors and such other legal and factual matters as we have deemed appropriate. We assume that the Shares have been or will be issued against payment therefor as described in the Company's applicable Prospectuses relating thereto and that the number of outstanding Shares has not and will not exceed the number of Shares authorized for the particular class or series.


         This opinion is based exclusively on the Maryland General Corporation Law and the federal law of the United States of America.

         Based upon the foregoing, it is our opinion that the Shares have been and will be legally issued, fully paid and non-assessable by the Company.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment to the Company's Registration Statement.

                                         Very truly yours,




                                         /s/ Drinker Biddle & Reath LLP
                                         ------------------------------
                                         DRINKER BIDDLE & REATH LLP